PMC Core Fixed Income Fund
PMC Diversified Equity Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2009.

Effective immediately, Envestnet Asset Management, Inc. (the “Adviser”), the investment adviser to the PMC Core Fixed Income Fund and the PMC Diversified Equity Fund (each, a “PMC Fund,” and collectively, the “PMC Funds”), may actively manage a portion of each Fund’s portfolio by investing in exchange traded funds (“ETFs”).  Each PMC Fund is currently allowed to invest up to 100% of its assets among shares of different ETFs.  Brandon R. Thomas, Chief Investment Officer of the Adviser, will serve as the portfolio manager for the portion of each PMC Fund’s portfolio managed by the Adviser.

The following disclosures are hereby revised to reflect the Adviser’s active management of a portion of each Fund’s portfolio and the addition of Mr. Thomas as a portfolio manager of the Funds:

Prospectus

Page 3 – “Summary Section – PMC Core Fixed Income Fund – Principal Investment Strategies”

The Manager of Managers Approach.  The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and may actively manage a portion of the Fund’s portfolio by investing in ETFs.

Page 7 – “Summary Section – PMC Core Fixed Income Fund – Portfolio Managers”

Mr. Brandon Thomas, Managing Director and Chief Investment Officer of the Adviser, has managed the Fund since May 2010.

Page 8 – “Summary Section – PMC Diversified Equity Fund – Principal Investment Strategies”

The Manager of Managers Approach.  The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and may actively manage a portion of the Fund’s portfolio by investing in ETFs.

Page 10 – “Summary Section – PMC Diversified Equity Fund – Portfolio Managers”

Brandon R. Thomas serves as the Portfolio Manager for the segment of the Fund’s assets managed by the Adviser.

Page 18- “Management of the Funds - The Adviser”

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies using the “manager of managers” approach, and making recommendations with respect to the hiring, termination or replacement of sub-advisers.  The Adviser may also actively manage a portion of the Fund’s portfolio by investing in ETFs.  The Adviser also maintains related records for the Funds.

Brandon R. Thomas
Brandon R. Thomas serves as the Portfolio Manager (as defined below) for the segment of each Fund’s assets managed by the Adviser.  Mr. Thomas co-founded the Adviser in 1999 and currently serves as Managing Director and Chief Investment Officer.  Mr. Thomas is a graduate of Brown University.  He holds an M.B.A. from the University of Chicago and a J.D. from DePaul University.

SAI
Page B-34 – “Management of the Funds – Portfolio Managers – Other Accounts Managed by the Portfolio Managers”

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Core Fixed Income Fund Diversified Equity Fund
Brandon R. Thomas (Adviser)	2	$79.1 million	0	$0	6,867	$1,110 million

Page B-35 – “Management of the Funds – Portfolio Managers – Material Conflicts of Interest”

Envestnet Asset Management, Inc.
Although the Adviser manages other accounts that may have similar investment objectives or strategies to that of the Funds, the Adviser believes that no material conflicts currently exist due to the Adviser’s allocation procedures currently in place.  In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability, as well as each client’s investment objective.

Page B-38 – “Management of the Funds – Portfolio Managers – Portfolio Managers’ Compensation”

Envestnet Asset Management, Inc.
Mr. Thomas receives a competitive fixed base salary that is set by reference to industry standards.  He is also eligible for an annual bonus that is based on the achievement of corporate and individual goals.

Page B-43 – “Management of the Funds – Portfolio Managers – Portfolio Managers’ Ownership of the Funds”

As of the date of this supplement, Mr. Thomas did not own any securities in the Funds.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this Prospectus and SAI Supplement is May 6, 2010.